UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 15, 2019

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001‑38183	81‑5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 1000 Houston, Texas 77024 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 935-8900

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.07                   Submission of Matters to Vote of Security Holders

On Wednesday, May 15, 2019, Ranger Energy Services, Inc. (“Ranger” or the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Ranger’s stockholders voted on the following proposals, and the final voting results for each proposal are presented below:

Proposal 1 — The Election of Nine Nominees to the Company’s Board of Directors until the Company’s 2020 Annual Meeting of Stockholders and until their successor is elected and qualified or until the earlier of death, resignation or removal:

				BROKER
Name of Nominee	FOR	AGAINST	WITHHOLD	NON-VOTES
for Director	# of Votes Cast	# of Votes Cast	# of Votes Cast	# of Votes Cast
Darron M. Anderson	13,137,210	—	483,072	1,660,057
Merrill A. Miller	11,761,380	—	1,858,902	1,660,057
Brett T. Agee	13,120,508	—	499,774	1,660,057
Richard E. Agee	13,108,876	—	511,406	1,660,057
William M. Austin	13,126,216	—	494,066	1,660,057
Charles S. Leykum	13,120,308	—	499,974	1,660,057
Gerald C. Cimador	13,134,002	—	486,280	1,660,057
Krishna Shivram	13,123,108	—	497,174	1,660,057
Michael C. Kearney	13,575,271	—	45,011	1,660,057

Each of the nine director nominees were elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2 — The amendment to the 2017 Long-Term Incentive Plan (“LTIP”) to increase by 1,600,000 the number of authorized shares available for issuance under the LTIP:

			BROKER
FOR	AGAINST	WITHHOLD	NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast	# of Votes Cast
13,576,834	39,690	3,758	1,660,057

The Company’s stockholders amended the 2017 LTIP to increase the number of authorized shares available for issuance by 1,600,000.

Proposal 3 — The Ratification of the Appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

			BROKER
FOR	AGAINST	WITHHOLD	NON-VOTES
# of Votes Cast	# of Votes Cast	# of Votes Cast	# of Votes Cast
15,217,373	59,208	3,758	—

The Company’s stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as recommended by the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ Darron M. Anderson	May 15, 2019
Darron M. Anderson	Date
President, Chief Executive Officer and Director
(Principal Executive Officer)